ATLAS PEARLMAN, P.A.
                     350 East Las Olas Boulevard, Suite 1700
                         Fort Lauderdale, Florida 33301



                                                         September 6, 2001


VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:  Filing Desk

                  Re:      VOICEFLASH NETWORKS, INC. - Form 8-K

Dear Sir/Madam:

     On behalf of VoiceFlash Networks, Inc. enclosed for electronic filing is a Form 8-K.

     Should you have any questions or comments regarding the enclosed, please call the undersigned collect at (954) 763-1200.


                                                     Very truly yours,


                                                     /s/ Brian A. Pearlman
                                                     ----------------------
                                                        Brian A. Pearlman





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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)      August 27, 2001
                                                -----------------------


                            VOICEFLASH NETWORKS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                     0-24283                    65 0623427
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File              (IRS Employer
 or incorporation)                   Number)               Identification No.)


     6401                Congress Avenue, Suite 250, Boca Raton, Florida 33487
--------------------------------------------------------------------------------
                           (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code    (561) 994-3223
                                                   ------------------



          (Former name or former address, if changed since last report)



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ITEM 5.  Other Events.
         ------------

     On August 27, 2001, Bristol Retail Solutions Inc.'s representative appeared before the U.S. Bankruptcy Court and advised the court that Bristol was unable to obtain debtor in possession financing. Accordingly, Coast Business Credit, a division of Southern Pacific Bank, began a chapter 11 liquidation of the assets of Bristol. It was anticipated that upon Coast's completion of such liquidation, limited funds will be available to satisfy any other claims that Bristol may have, including VoiceFlash Networks, Inc.'s claims against its wholly-owned subsidiary.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         None.


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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VOICEFLASH NETWORKS, INC.


                                         By: /s/ Lawrence Cohen
                                         --------------------------------
                                                 Lawrence Cohen, Chairman

DATED: September 6, 2001



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